Exhibit 10.13

RESTRICTED STOCK GRANT NOTICE AND AGREEMENT

AdaptHealth Corp. (the “Company”), pursuant to its 2019 Stock Incentive Plan (as may be amended, restated or otherwise modified from time to time, the “Plan”), hereby grants to Holder the number of shares of Restricted Stock set forth below.  The Restricted Stock is subject to all of the terms and conditions of this Restricted Stock Grant Notice and Agreement (this “Award Agreement”), as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety.  To the extent that any provisions herein (or portion thereof) conflicts with any provision of the Plan, the Plan shall prevail and control.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.  [The Restricted Stock granted hereby are in satisfaction of the obligation to grant the Restricted Stock to Holder under his, her or its employment letter with [•], dated [•], as may be amended, restated or otherwise modified from time to time.]

Holder:	[•]

Date of Grant:	[•], 20[•]

Number of Shares of Restricted Stock:	[•]

Vesting Schedule:	[Insert Vesting Schedule]

Termination:

Section 6(c) of the Plan regarding Termination is incorporated herein by reference and made a part hereof.  Following any such Termination, the provisions of Section 10 of the Plan shall apply to all shares of Restricted Stock that have vested on or prior to such Termination.

Additional Terms:	The Restricted Stock shall be subject to the following additional terms:

•                  Any certificates representing the vested Restricted Stock delivered to Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•                  Holder shall be the record owner of the shares of Restricted Stock until or unless such Restricted Stock is forfeited or repurchased, or otherwise sold or transferred in accordance with the terms of the Plan, and as record owner shall generally be entitled to all rights of a stockholder with respect to the Restricted Stock; provided, however, that the Company will retain custody of all dividends and distributions, if any (“Retained Distributions”), made or declared on the Restricted Stock (and such Retained Distributions shall be subject to forfeiture and the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account.  As soon as practicable following each applicable vesting date any applicable Retained Distributions shall be delivered to Holder.

•                  Upon vesting of the Restricted Stock (or such other time that the Restricted Stock is taken into income), Holder will be required to satisfy applicable withholding tax obligations, if any, as provided in Section 16 of the Plan.

• This Award Agreement does not confer upon Holder any right to continue as an employee or service provider of the Service Recipient or any other member of the Company Group.

• This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

•                  Holder agrees that the Company may deliver by email all documents relating to the Plan or the Restricted Stock (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify Holder by email or such other reasonable manner as then determined by the Company.

•                  This Award Agreement and the Plan constitute the entire understanding and agreement of the parties hereto and supersede all prior negotiations, discussions, correspondence, communications, understandings, and agreements (whether oral or written and whether express or implied) between the Company and Holder relating to the subject matter of this Award Agreement.  Without limiting the foregoing, to the extent Holder has entered into an employment or similar agreement with the Company or any of its affiliates, and the terms noted in such employment or similar agreement are inconsistent with or conflict with this Award Agreement, then the terms of this Award Agreement will supersede and be deemed to amend and modify the inconsistent or conflicting terms set forth in such employment or similar agreement.

*              *              *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF BOTH THIS AWARD AGREEMENT AND THE PLAN.

ADAPTHEALTH CORP.		HOLDER

By:
	Signature	Signature

Title:		Print Name:
Date:		Date:

[Signature Page to Restricted Stock Grant Notice and Agreement]